Exhibit 10 (d8)

TENTH AMENDMENT TO THE
CAPITOL BANCORP LTD.
EMPLOYEE STOCK OWNERSHIP PLAN

     The Capitol Bancorp Ltd. Employee Stock Ownership Plan is hereby amended effective July 1, 2004 by adding the following participating employer at the end of the list therein contained:

Name of	Type of	State of	Date of
Employer	Entity	Organization	Participation
First Carolina State Bank	Banking Corp.	North Carolina	July 1, 2004

CAPITOL BANCORP LIMITED

Dated: December 1, 2004	By:	/s/ Joseph D. Reid

Joseph D. Reid
Chairman and CEO

FIRST CAROLINA STATE BANK

Dated: December 1, 2004	By:	/s/ David Parker

David Parker
President and CEO